Exhibit 99.1

NASA Awards Intuitive Machines Near Space Network Contract with a Maximum Potential Value of $4.82 Billion

HOUSTON, TX – September 17, 2024 – Intuitive Machines, Inc. (Nasdaq: LUNR, LUNRW) (“Intuitive Machines”) (“Company”), a leading space exploration, infrastructure, and services company, today announced NASA has awarded the Company a Near Space Network (“NSN”) contract for communication and navigation services for missions in the near space region, which extends from Earth’s surface to beyond the Moon.

This Subcategory 2.2 Geostationary Orbit to Cislunar Relay Services is a new Firm-Fixed-Price, Multiple Award, Indefinite-Delivery/Indefinite-Quantity (“IDIQ”) Task Order Contract. The contract has a base period of five years with an additional five-year option period, with a maximum potential value of $4.82 billion. The incrementally funded base ordering period begins Tuesday, October 1, 2024, through September 30, 2029, with the option period potentially extending the contract through September 30, 2034.

“This contract marks an inflection point in Intuitive Machines’ leadership in space communications and navigation,” said Intuitive Machines CEO Steve Altemus. “We’re pleased to partner with NASA, as one team, to support the Artemis campaign and endeavors to expand the lunar economy.”

A key highlight of this contract is the debut of Intuitive Machines’ lunar satellite constellation, a service the Company believes is a strategic element in its vision to commercialize lunar activities. The constellation will provide enhanced data and transmission services and autonomous operations, creating a robust infrastructure in line with Intuitive Machines’ three pillars to commercialize a celestial body.

1.Delivery: Scaling lunar lander capabilities to support cargo and infrastructure delivery.
2.Data Transmission Services: Establishing a network of satellites capable of delivering 4K resolution video data and navigation services, assisting in landing site selection and resource prospecting.
3.Autonomous Operations: Developing infrastructure, logistics, and mapping solutions on the Moon to facilitate exploration and operations.

As part of this contract, the Company will deploy lunar relay satellites and provide communication and navigation services that play an essential role in NASA’s Artemis campaign to establish a long-term presence on the Moon.

About Intuitive Machines

Intuitive Machines is a diversified space exploration, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully landed the Company’s Nova-C class lunar lander, Odysseus, on the Moon, returning the United States to the lunar surface for the first time since 1972. The Company’s products and services are offered through its four in-space business units: Lunar Access Services, Orbital Services, Lunar Data Services, and Space Products and Infrastructure. For more information, please visit intuitivemachines.com.

Contacts
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investors@intuitivemachines.com
For media inquiries:
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Forward-Looking Statements

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statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this press release: our factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”), the section titled Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, and in our subsequent filings with the SEC, which are accessible on the SEC's website at www.sec.gov.